Exhibit 99.1

Exhibit 99.1

First Quarter 2014 Investor Call

May 6, 2014

Oncor Electric Delivery

Forward Looking Statements

This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor’s SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts and adverse impacts on us as a result of the bankruptcy proceedings involving Energy Future Holdings Corp. and certain of its subsidiaries; weather conditions and other natural phenomena; acts of sabotage, wars or terrorist or cyber security threats or activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor’s revolving credit facility and indentures governing its debt instruments; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor’s ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.

Regulation G

This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in this presentation, which is available on Oncor’s website, www.oncor.com, in the Investor section, and also filed with the SEC.

Oncor Electric Delivery 1

1st Quarter 2014 Investor Call Agenda

Financial Overview Operational Review Q&A

David Davis

Chief Financial Officer

Bob Shapard

Chairman and CEO

Oncor Electric Delivery

Residential Volumes

Residential Points of Delivery

Q1 ‘13 vs. Q1 ‘14; thousands of meters

1.3% 2,765 2,801

At 3/31/2013 At 3/31/2014

Residential GWH, Actual Q1 ‘13 vs. Q1 ‘14

20.0% 11,343 9,455

Q1 ‘13 Q1 ‘14

1 Three months ended March 31.

Oncor Electric Delivery

Avg KWH/Residential Premise, Weather Adj Q11 ‘13 vs. Q1 ‘14

1.8%

3,568 3,634

Q1 ‘13 Q1 ‘14

Residential GWH, Weather Adj Q1 ‘13 vs. Q1 ‘14

3.2% 9,850 10,167

Q1 ‘13 Q1 ‘14

Large C&I1 Demand And Volumes

Large C&I Billed MW Demand

Q12 ‘13 vs. Q1 ‘14 2.1%

16,599 16,953

Q1 ‘13 Q1 ‘14

Large C&I GWH, Actual

Q1 ‘13 vs. Q1 ‘14 4.1%

15,556 16,194

Q1 ‘13 Q1 ‘14

1 Commercial & Industrial

2 Three months ended March 31.

Oncor Electric Delivery

Large C&I Actual MW Demand Q1 ‘13 vs. Q1 ‘14

3.9%

15,127 15,718

Q1 ‘13 Q1 ‘14

Large C&I GWH, Weather Adj Q1 ‘13 vs. Q1 ‘14

2.0%

15,644 15,950

Q1 ‘13 Q1 ‘14

Summary Of Financial Results1

Adjusted Operating Revenues Q12 ‘13 vs. Q1 ‘14; $ millions

12.5%

881 783

Q1 ‘13 Q1 ‘14

Adjusted Net Income

Q1 ‘13 vs. Q1 ‘14; $ millions

36.1%

98

72

Q1 ‘13 Q1 ‘14

1 See Appendix for Reg G reconciliations and definitions of adjusted financial metrics.

2 Unless otherwise indicated, Q1 reflects three months ended March 31.

3 Numbers have been rounded to nearest million.

Oncor Electric Delivery

Revenue Increase3 ($ millions) Q1 ‘14

Distribution Base Revenue:

Growth and Consumption $34

Transmission Base Revenue (TCOS):

Billed to 3rd Party wholesale customers $16

Billed to Oncor Distribution, collected

from REPs through TCRF $6

$22

Advanced Metering System (AMS) ($4)

Total $52 6.6%

Revenues To Pass Through Expenses:

Energy Efficiency Program costs

(EECRF revenue) and other revenue ($2)

3rd Party Wholesale Transmission

Service billed to Oncor Distribution

(i.e. remaining TCRF revenue) $48

Total $46 5.9%

Total Operating Revenue Increase $98 12.5%

Summary Of Financial Results1 cont.

Adjusted EBITDA

Q12 ‘13 vs. Q1 ‘14 and FY ‘13 vs. FY ‘14;

1,795

$ millions 1,692 6.1%

10.9%

393 436

Q1 ‘13 Q1 ‘14 FY ‘13 FY ‘14

Adjusted Operating Cash Flow

25.2%

Q1 ‘13 vs. Q1 ‘14; $ millions

164 131

Q1 ‘13 Q1 ‘14

1 See Appendix for Reg G reconciliations and definitions of adjusted financial metrics.

2 Unless otherwise indicated, Q1 reflects three months ended March 31 and FY reflects twelve months ended March 31.

Oncor Electric Delivery 6

Ample Liquidity And Stable Credit Metrics

Secured Revolving Credit Facility1 Balances at March 31, 2014; $ millions

2,400 986

1,414 31 1,445

Revolver Capacity Borrowings and Letters Effective Remaining Cash Total Available Liquidity of Credit Capacity

Adjusted EBITDA2/Cash Interest Debt/Adjusted EBITDA

TME3 3/31/13 vs. TME 3/31/14; Ratio TME 3/31/13 vs. TME 3/31/14; Ratio

5.2x

5.0x 3.6x

3.4x

TME 3/31/2013 TME 3/31/14 TME 3/31/2013 TME 3/31/2014

1 Oncor’s $2.4 billion revolving credit facility matures in 2016.

2 See Appendix for Reg G reconciliation and definition.

3 TME – Twelve Months Ended.

Oncor Electric Delivery 7

1st Quarter 2014 Investor Call Agenda

Financial Overview Operational Review Q&A

David Davis

Chief Financial Officer

Bob Shapard

Chairman and CEO

Oncor Electric Delivery

Appendix -

Regulation G Reconciliations and Supplemental Data

Oncor Electric Delivery 9

Financial Definitions

Measure Definition

Adjusted Operating Revenues Oncor operating revenues, less operating revenues of Oncor Electric Delivery

(non-GAAP) Transition Bond Company LLC (BondCo)

Adjusted Net Income Oncor net income, less effects of purchase accounting, tax audit settlement,

(non-GAAP) regulatory asset write off reversal and net income of BondCo

Adjusted Operating Cash Flow Oncor cash provided by operating activities, less BondCo cash provided by

(non-GAAP) operating activities

Debt (non-GAAP) Oncor total debt, less transition bonds of BondCo

Oncor long-term debt (including current portion), plus bank loans and

Total Debt (GAAP) commercial paper

Income from continuing operations before interest expense and related charges and provisions in lieu of income tax, plus depreciation and amortization and special items. Also adjusted for the effect of the SARs exercise and regulatory asset write off reversal , where applicable. EBITDA

Adjusted EBITDA (non-GAAP) is a measure used by Oncor to assess performance.

Total debt less transition bonds divided by Adjusted EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires

Debt/Adjusted EBITDA rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is

(non-GAAP) a measure used by Oncor to assess credit quality.

Adjusted EBITDA/Cash Interest Adjusted EBITDA divided by cash interest expense is a measure used by

(non-GAAP) Oncor to assess credit quality.

Oncor Electric Delivery 10

Table 1: Oncor Adjusted Operating Revenues Reconciliation

Three Months Ended March 31, ‘13 and ‘14

$ millions

Q1 ‘13 Q1 ‘14

Operating revenues – Oncor 817 917

Adjustments: Operating revenues – BondCo (34) (36)

Adjusted operating revenues, excluding BondCo 783 881

Oncor Electric Delivery 11

Table 2: Oncor Adjusted Net Income Reconciliation

Three Months March 31, ‘13 and ‘14

$ millions

Q1 ‘13 Q1 ‘14

Net income – Oncor 87 104

Adjustments: Effects of purchase accounting (after tax) (3) (2)

Tax audit settlement (after tax) (12) (1)

Regulatory asset write off reversal (after tax) - (3)

Bondco net income - -

Adjusted net income, excluding BondCo 72 98

Oncor Electric Delivery 12

Table 3: Oncor Adjusted Operating Cash Flow Reconciliation

Three Months Ended March 31, ‘13 and ‘14

$ millions

Q1 ‘13 Q1 ’14

Operating cash flow – Oncor 158 198

Adjustments: Operating cash flow – BondCo (27) (34)

Adjusted operating cash flow, excluding BondCo 131 164

Oncor Electric Delivery 13

Table 4: Oncor Adjusted EBITDA Reconciliation

Three Months Ended March 31, ‘13 and ‘14

$ millions

Q1 ‘13 Q1 ‘14

Net income – Oncor 87 104

Plus: Depreciation & amortization – Oncor 199 210

Provision in lieu of income taxes – Oncor 39 64

Interest expense – Oncor 94 88

Equals: EBITDA – Oncor 419 466

Adjustments: Net income – BondCo - -

Depreciation & amortization – BondCo (28) (32)

Interest expense – BondCo (6) (4)

Effects of fair value accounting (pre tax) (5) (3)

Regulatory asset write off reversal (pre tax) - (4)

Regulatory asset amortization in O&M expense 13 13

Oncor Adjusted EBITDA, excluding BondCo 393 436

Oncor Electric Delivery 14

Table 5: Oncor Adjusted EBITDA Reconciliation

Twelve Months Ended March 31, ‘13 and ‘14

$ millions

TME ‘13 TME ‘14

Net income – Oncor 361 449

Plus: Depreciation & amortization – Oncor 786 825

Provision in lieu of income taxes – Oncor 224 274

Interest expense – Oncor 377 365

Equals: EBITDA – Oncor 1,748 1,913

Adjustments: Net income – BondCo - -

Depreciation & amortization – BondCo (119) (132)

Interest expense – BondCo (25) (18)

Effects of fair value accounting (pre tax) (22) (16)

SARs Distribution (pre tax) 57 -

Regulatory asset write off reversal (pre tax) - (4)

Regulatory asset amortization in O&M expense 53 52

Oncor Adjusted EBITDA, excluding BondCo 1,692 1,795

Oncor Electric Delivery 15

Table 6: Oncor Total Debt Reconciliation

At March 31, ‘13 and ‘14

$ millions

‘13 ‘14

Short-term debt- Oncor 977 979

Long-term debt due currently – Oncor 126 633

Long-term debt, less due currently – Oncor 5,374 4,852

Total debt – Oncor, including BondCo 6,477 6,464

Adjustments: Long-term debt due currently – BondCo (126) (133)

Long-term debt, less due currently – BondCo (283) (149)

Fair value adjustment – BondCo 1 1

Total Oncor debt, excluding BondCo 6,069 6,183

Oncor Electric Delivery 16

Table 7: Oncor Interest And Debt Coverages

Twelve Months Ended March 31, ‘13 and ‘14

$ millions

TME ‘13 TME ‘14 Ref Source

Interest expense and related charges – Oncor 377 365

Amortization of debt discount – Oncor (24) (15)

AFUDC – Oncor 10 10

Cash interest expense – Oncor 363 360

Less: Interest expense – BondCo (25) (18)

Cash interest expense, excluding BondCo 338 342 A

EBITDA, excluding BondCo 1,692 1,795 B Table 5

Total debt, excluding BondCo 6,069 6,183 C Table 6

EBITDA/cash interest – ratio (B / A) 5.0x 5.2x

Debt/EBITDA – ratio (C / B) 3.6x 3.4x

Oncor Electric Delivery 17